UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2005 (February 10, 2005)

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Employment Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.

Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”), and Melvin L. Keating entered into an employment agreement on February 10, 2005. Under this agreement, which ends on December 31, 2006, Mr. Keating, who since April 13 has been serving as acting Chief Financial Officer, (i) agreed to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company, (ii) is entitled to an annual base salary of $270,000 and (iii) is eligible to receive an annual bonus with a target payment of 50% of his then current base salary if his performance meets certain agreed criteria. In addition, (i) as of February 10, 2005 Mr. Keating will receive 40,000 full value restricted shares of Quovadx common stock under the Company’s 1997 Amended and Restated Stock Plan (“1997 Stock Plan”) (which shares shall vest at the rate of 10,000 shares on each of January 5, 2006, 2007, 2008 and 2009) and (ii) as of March 1, 2005 Mr. Keating will receive an option to purchase 300,000 shares of the Company’s common stock under the 1997 Stock Plan with an exercise price equal to the closing price of the Company’s common stock on the Nasdaq National Market on March 1, 2005 (25% of the shares subject to the stock options will vest on March 1, 2006 and 1/48th of the shares subject thereto will vest each month thereafter).

A copy of Mr. Keating’s employment agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	On February 11, 2005, the Registrant issued the press release, attached as Exhibit 99.2 to this Form 8-K, announcing the appointment of Melvin L. Keating to the office of Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective February 10, 2005. The text of this press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Employment Agreement, dated February 10, 2005, between the Registrant and Melvin L. Keating

99.2	Press release of the Registrant, dated February 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: February 11, 2005
/s/ LINDA K. WACKWITZ

Linda K. Wackwitz Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Employment Agreement, dated February 10, 2005, between the Registrant and Melvin L. Keating

99.2	Press release of the Registrant, dated February 11, 2005